Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 26th day of February, 1997.


/s/ Diane M. Dermann                /s/ Duane W. Acklie
    ----------------                    ---------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 28th day of February, 1997.


/s/ Susan K. Hartley                /s/ William W. Cook, Jr.
    ----------------                    --------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 27th day of March, 1997.


/s/ Linda M. Daiker                     /s/ Terry L. Fairfield
    ----------------                    -----------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 25th day of February, 1997.


/s/ Sharon K. Burling               /s/ James E. Geist
    -----------------                   ---------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 27th day of March, 1997.


/s/ Patricia Criger                 /s/ John Haessler
    -----------------                   ---------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 17th day of February, 1997.


/s/ Susan K. Abraham                /s/ Charles R. Hermes
    -----------------                   -----------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 2nd day of February, 1997.


/s/ Jenny Boldt                     /s/ Donald H. Pegler, Jr.
    -----------------                   ---------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 18th day of February, 1997.


/s/ Karolyn S. Mizell               /s/ Paul C. Schorr, III
    -----------------                   ---------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 26th day of February, 1997.


/s/ Arlene Rink                     /s/ William C. Smith
    -----------------                   ---------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 27th day of March, 1997.


/s/ Diane M. Dermann                    /s/ James W. Strand
    -----------------                   ---------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 26th day of February, 1997.


/s/ Diane M. Dermann                /s/ Charles N. Wheatley
    -----------------                   ---------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 24th day of February, 1997.


/s/ Diane M. Dermann                    /s/ Thomas C. Woods, III
    -----------------                   -------------------------
    Witness                             Director

                                                                 Exhibit 24


                            POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware Corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1997, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and to the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler, and Michael J. Tavlin or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 28th day of March, 1997.


/s/ Patricia A. Thraen               /s/ Lyn Wallin Ziegenbein
    ------------------                   ---------------------
    Witness                             Director